UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2011

ICAHN ENTERPRISES L.P.
    (Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY 10153
(Address of Principal Executive Offices) (Zip Code)

(212) 702-4300
    (Registrant's Telephone Number, Including Area Code)

N/A
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 28, 2011, Icahn Enterprises L.P. provided written notice to the New York Stock Exchange (“NYSE”) of its intention to voluntarily withdraw its depositary units representing limited partner interests (the “Depositary Units”) from listing and trading on NYSE, effective on or about December 9, 2011, and to transfer its listing to The NASDAQ Global Select Market (“NASDAQ”) and commence trading thereon on or about December 12, 2011. The Depositary Units have been approved for listing on NASDAQ and will continue to trade under the ticker stock symbol “IEP”. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

99.1 -  Press Release dated November 28, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc., its general partner

By:	/s/ Dominick Ragone
Dominick Ragone
Chief Financial Officer

Date:   November 28, 2011